UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

BIOXYTRAN, INC.

(Exact Name if Business Issuer as specified in its Charter)

Nevada	001-35027	26-2797630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 Needham Street,
Suite 300

Newton MA, 02464

(Address of principal executive offices, including zip code)

(617) 494-1199

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BIXT	OTC(Pink)

Item 1.01. Entry Into a Material Definitive Agreement.

On May 6, 2019, Bioxytran, Inc. (“Bioxytran”) and Asclepius LLC entered into a one-year Scientific Advisory Board Agreement, effective as of May 1, 2018 (the “Scientific Advisory Board Agreement”) whereby Juan Carlos Lopez Talavera (“Advisor”) will serve as a member of Bioxytran’s Scientific Advisory Board.  Advisor will provide assistance and advice to the company in his field of expertise as a developer of pharmaceutical compounds and mentor Bioxytran’s through the Food and Drug Administration’s regulatory submission and approval process. Advisor will commit such time as possible without interfering with his existing duties with his current employer but in no event more than 20 days per year.

As compensation for his services, Bioxytran will issue Advisor options to purchase up to 45,000 shares of Bioxytran’s common stock, par value $0.01 per share (the “Common Stock”), under the Company’s 2010 Employee, Director and Consultant Stock Plan, or any successor plan thereto, at the beginning of each successive quarter of service, exercisable at a price equal to 110% of the market price of Bioxytran’s Common Stock on the date of issuance. In addition, Bioxytran will pay for Advisor’s expenses up to $500 per quarter. The Scientific Advisory Agreement may be terminated by either party with 30 days prior written notice. Upon termination of the Scientific Advisory Board Agreement, Advisor shall receive payment for services performed and expenses paid or incurred prior to the date of termination. The Scientific Advisory Board Agreement also contains protection for Bioxytran’s intellectual property and for the intellectual property of Advisor’s employer.

The foregoing description of the Scientific Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Scientific Advisory Agreement, which is filed as Exhibit 10.24 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On May 6, 2019, Bioxytran issued a press release announcing that Juan Carlos Lopez Talavera, former Bristol-Myers Squibb executive joined Bioxytran’s Scientific Advisory Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.24	Scientific Advisory Board Agreement between Bioxytran, Inc. and Asclepius LLC dated May 1, 2019.

99.1	Press Release dated May 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Dr. David Platt
Name:	Dr. David Platt
Title:	President and Chief Executive Officer

Dated: May 6, 2019

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